                                                                   EXHIBIT 10.18

                          TAX INDEMNIFICATION AGREEMENT


                  TAX INDEMNIFICATION AGREEMENT, dated as of January 3, 2004 (the "Agreement"), among Bakers Footwear Group, Inc., a Missouri corporation (the "Company"), and the persons listed on SCHEDULE A attached hereto (individually, a "Stockholder" and, collectively, the "Stockholders").

                  WHEREAS, the Company is and has been an "S corporation" (within the meaning of section 1361(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) since January 1, 1984;

                  WHEREAS, the Company contemplates a public offering (the "Offering") of its stock;

                  WHEREAS, the execution of this Agreement by the Company and the Stockholders is a condition to the closing (the "Closing") of the contemplated Offering;

                  WHEREAS, it is anticipated that the Company's election to be an S corporation will terminate as a result of revocation of such status in accordance with section 1362(d)(1) of the Code, the day prior to the day of the Closing;

                  WHEREAS, in connection with the Offering, the Company and Stockholders wish to provide for certain indemnification with respect to the Company's prior status as an S corporation.

                  NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  1.1. Definitions. The following terms as used herein have the following meanings:

                  "Closing Date" means the date on which the Offering closes.

                  "Final Determination" means the final resolution of any income tax liability (including all related interest and penalties) for a taxable period. A Final Determination shall result from the first to occur of:

                    (i) the expiration of the period, if any, during which the taxpayer may file a claim for refund following receipt from the Internal Revenue Service (the "IRS") of a fully executed Waiver of Restrictions on Assessment and Collection of Deficiency in Tax and

Acceptance of Overassessment on IRS Form 870 or a fully executed IRS Form 870-AD that, in either case, determines the tax liability of the taxpayer for the taxable period (the "Waiver") (or any successor form or any comparable form with respect to any comparable agreement under the laws of any other jurisdiction), provided the taxpayer does not file a claim for refund during that period;

                    (ii) a final decision by a court of competent jurisdiction in respect of which all rights to appeal have expired or have been exhausted;

                    (iii) the execution of a closing agreement under section 7121 of the Code that finally determines the tax liability of the taxpayer for the taxable period;

                    (iv) the acceptance by the IRS of an offer to compromise described in Treasury regulation section 301.7122-1(e)(5) that finally determines the tax liability of the taxpayer for the taxable period;

                    (v) the expiration of the applicable statute of limitations for the taxable period; or

                    (vi) any other event that the parties hereto agree is a final determination of the liability at issue.

                  "S Taxable Year" means any taxable year (or portion thereof) of the Company during which the Company was an S corporation.

                  "Tax Liability" means any federal or state income tax liability. For purposes of this Agreement federal income tax liability shall be deemed to be (i) the highest applicable individual federal income tax rate, multiplied by (ii) a Stockholder's allocable portion of the Company's taxable income. For purposes of this Agreement, state income tax liability shall be deemed to be (i) the highest applicable individual state income tax rate of the applicable state, multiplied by (ii) a Stockholder's allocable portion of the Company's taxable income in that state. Tax Liability shall also include any interest and penalties.

                  "Taxing Authority" means the IRS or any comparable state or foreign taxing authority.

                  "Termination Date" means the date on which the S corporation status of the Company will terminate pursuant to section 1362(d) of the Code, which shall be January 4, 2004.

                                   ARTICLE II.
          TERMINATION OF S CORPORATION STATUS AND ALLOCATION OF INCOME

                  2.1. Termination of S Corporation Status. The Company and the Stockholders shall cause the Company to terminate its S corporation status pursuant to section 1362(d)(1) of the Code no later than one day before the Closing by filing the form attached hereto and marked as EXHIBIT 1 no later than one day before the Closing. The Stockholders shall each consent to the revocation of the S corporation election by providing the Company with the statement of consent, attached hereto and marked as EXHIBIT 2, no later than one day before the Closing.



                                  ARTICLE III.
                                   OBLIGATIONS

                  3.1. Company's Indemnification of Stockholders for Tax Liabilities. The Company hereby agrees to indemnify and hold each of the Stockholders harmless from, against and in respect of any Tax Liability incurred by such Stockholder as a result of a Final Determination to the Company's tax returns that increases the Tax Liability of the Stockholder for an S Taxable Year in excess of amounts previously distributed to such Stockholder. With respect to states in which the Company has previously filed composite returns including a Stockholder, the foregoing obligation shall be accomplished by the Company, as necessary, re-filing the composite returns and paying directly any additional amounts owed.

                  3.2. Gross Up for Additional Tax. In all events and to the extent not otherwise reimbursed, the Company hereby agrees that if any payment pursuant to this Article III is deemed to be taxable income to a Stockholder, the amount of such payment to the Stockholder shall be increased by an amount necessary to equal the Stockholder's additional Tax Liability related to such amount (including, without limitation, any taxes on such additional amounts) so that the net amount payment, after reduction for all Tax Liability associated with its receipt, is equal to the amount of the Tax Liability in respect of which such payment is made.

                  3.3. Payment. Any payment required to be made pursuant to this Agreement shall be paid within ten days after receipt of written notice from the Stockholder that a payment is due hereunder.

                                   ARTICLE IV.
                              CONTESTS/COOPERATION

                  4.1. Cooperation. The parties shall make available to each other, as reasonably requested, and to any Taxing Authority all information, records or documents relating to any liability for taxes covered by this Agreement and shall preserve such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket costs incurred in producing such information.

                                   ARTICLE V.
                                  MISCELLANEOUS

                  5.1. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute a single instrument representing the agreement among the parties hereto.

                  5.2. Construction of Terms. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                  5.3. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Missouri without regard to any choice of law rules.

                  5.4. Amendment and Modification. This Agreement may be amended, modified or supplemented only by a writing executed by all the parties hereto.

                  5.5. Assignment. Except by operation of law or in connection with the sale of all or substantially all the assets of a party, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by the Stockholders without the written consent of the Company or by the Company without written consent of the Stockholders. Any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

                  5.6. Interpretation. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not in any way affect the meaning or interpretation of this Agreement.

                  5.7. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provision with an enforceable provision approximating, to the extent possible, the original intent of the parties.

                  5.8. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including without limitation the Tax Indemnification Agreement sent to you in 2002.

                  5.9. Further Assurances. Subject to the provisions of this Agreement, the parties shall acknowledge such other instruments and documents and take all other actions that may be reasonably required in order to effectuate the purposes of this Agreement.

                  5.10. Waivers, Etc. No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power preclude any other or further exercise thereof or the exercise of any other right or power. No waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless it shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given.

                  5.11. Set-off. All payments to be made by the Company under this Agreement shall be made without set-off, counterclaim or withholding, all of which are expressly waived.

                  5.12. Change of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement shall be impracticable or impossible, the parties shall use their best efforts to find an alternative means to achieve the same or substantially the same results as are contemplated by such provision.

                  5.13. Notices. All notices under this Agreement shall be validly given if in writing and delivered personally or sent by registered mail, postage prepaid to the Company at:

                  2815 Scott Avenue
                  St. Louis, Missouri, 63103
                  Attention:  _____________________

or at such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by mail shall be deemed delivered five calendar days after the date mailed.

                  5.14. Termination of Agreement. This Agreement shall terminate and be void, as if it never had been executed, if the Closing does not occur on or before March 15, 2004.



              [Remainder of this page is intentionally left blank]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  BAKERS FOOTWEAR GROUP, INC.

                                  By:
                                      -----------------------------------------
                                      Peter A. Edison, Chairman of the Board of
                                      Directors and Chief Executive Officer

                                  STOCKHOLDERS

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                  Executed as of January 3, 2004 under the laws of the State of Missouri.

                                 /s/ Peter A. Edison
                                 --------------------------------------
                                 Peter A. Edison

                                 /s/ Bernard A. Edison
                                 --------------------------------------
                                 Bernard A. Edison Revocable Trust
                                 Dated 6/18/91

                                 /s/ Bernard A. Edison
                                 --------------------------------------
                                 Bernard A. Edison, Co-Trustee
                                 Beatrice C. Edison Irrevocable Trust F/B/O
                                 Bernard A. Edison

                                 /s/ Robin Haar
                                 --------------------------------------
                                 Robin Haar, Co-Trustee
                                 Beatrice C. Edison Irrevocable Trust F/B/O
                                 Bernard A. Edison

                                 /s/ Bernard A. Edison
                                 -----------------------
                                 Beatrice C. Edison Trust F/B/O
                                 Bernard A. Edison

                                 /s/ Susan H. Edison
                                 --------------------------------------
                                 Susan H. Edison

                                 /s/ David A. Edison
                                 --------------------------------------
                                 David A. Edison
                                 Trustee of David A. Edison Revocable Trust

                                 /s/ Bernard A. Edison
                                 --------------------------------------
                                 Bernard A. Edison
                                 Trustee of David A. Edison Revocable Trust

                                 /s/ Julian J. Edison
                                 --------------------------------------
                                 Julian Edison

                                 /s/ Marilyn Sue Edison
                                 --------------------------------------
                                 Marilyn Sue Edison

                                 /s/ Joseph Russell
                                 --------------------------------------
                                 Joseph Russell

                                 /s/ Michele Bergerac
                                 --------------------------------------
                                 Michele Bergerac
                                 Trustee of Michele A. Bergerac Revocable Trust

                                 /s/ Mark Jenkins
                                 --------------------------------------
                                 Mark Jenkins

                                 /s/ Andrew N. Baur, Trustee
                                 ---------------------------------------------
                                 Andrew N. Baur Trust

                                 /s/ Stanley K. Tusman
                                 ---------------------------------------------
                                 Stanley K. Tusman, Joint Trustee
                                 The Stanley K. Tusman and Gail F. Tusman
                                 Declaration of Trust Dated December 1. 1999

                                  /s/ Gail F. Tusman
                                 ---------------------------------------------
                                 Gail F. Tusman, Joint Trustee
                                 The Stanley K. Tusman and Gail F. Tusman
                                 Declaration of Trust Dated December 1. 1999

                                 /s/ Mark H. Brown
                                 ---------------------------------------------
                                 Mark H. Brown

                                  /s/ Elizabeth Brown
                                 ---------------------------------------------
                                 Elizabeth Brown

                                 /s/ Joseph R. Vander Pluym
                                 ---------------------------------------------
                                 Joseph R. Vander Pluym

                                 /s/ Janice K. Vander Pluym
                                 ---------------------------------------------
                                 Janice K. Vander Pluym

                                 /s/ Mark D. Ianni
                                 ---------------------------------------------
                                 Mark D. Ianni

                                 /s/ Kathy M. Ianni
                                 ---------------------------------------------
                                 Kathy M. Ianni

                                 /s/ Lawrence L. Spanley, Jr.
                                 ---------------------------------------------
                                 Lawrence Spanley

                                 /s/ Linda K. Spanley
                                 ---------------------------------------------
                                 Linda K. Spanley

                                 ALL OF THE CLASS A SHAREHOLDERS

                                 /s/ Sanford W. Weiss
                                 ---------------------------------------------
                                 Sanford W. Weiss, Voting Trustee of the Class B Shareholder Voting Trust Agreement

                                 ALL OF THE CLASS B SHAREHOLDERS

                                 /s/ Sanford W. Weiss
                                 ---------------------------------------------
                                 Sanford W. Weiss, as Trustee U/I
                                 Sanford W. Weiss

                                 /s/ Sanford W. Weiss
                                 ---------------------------------------------
                                 Sanford W. Weiss, as Trustee of
                                 Richard S. Weiss Marital Trust


                                 /s/ Sanford W. Weiss
                                 ---------------------------------------------
                                 Sanford W. Weiss, as Trustee U/I/T of
                                 Charles H. Weiss

                                 /s/ Ellen Weiss
                                 ---------------------------------------------
                                 Ellen Weiss

                                 /s/ Rochelle Weiss
                                 ---------------------------------------------
                                 Rochelle Weiss

                                 /s/ Stephen Weiss
                                 ---------------------------------------------
                                 Stephen Weiss

                                 /s/ David Weiss
                                 ---------------------------------------------
                                 David Weiss

                                 /s/ Michael Weiss
                                 ---------------------------------------------
                                 Michael Weiss

                                 /s/ Alyson Weiss
                                 ---------------------------------------------
                                 Alyson Weiss

                                 /s/ Jennifer Weiss-Kaslow
                                 ---------------------------------------------
                                 Jennifer Weiss

                                 ALL OF THE BENEFICIARIES OF THE
                                 CLASS B SHAREHOLDER VOTING TRUST AGREEMENT


                                 BAKERS FOOTWEAR GROUP, INC.


                                 By:  /s/ Peter A. Edison
                                      ----------------------------------------
                                      Name:  Peter Edison
                                      Title:  Chairman and CEO


                                 COLBY OLIVER

                                 /s/ Colby Oliver
                                 ---------------------------------------------
                                 Colby Oliver

                                   SCHEDULE A

                              LIST OF STOCKHOLDERS

     1.  Peter A. Edison

     2.  Bernard A. Edison Revocable Trust
         Dated 6/18/91

     3.  Bernard A. Edison, Co-Trustee
         Beatrice C. Edison Irrevocable Trust
         F/B/O Bernard A. Edison

     4.  Robin Haar, Co-Trustee
         Beatrice C. Edison Irrevocable Trust
         F/B/O Bernard A. Edison

     5.  Beatrice C. Edison Trust F/B/O
         Bernard A. Edison

     6.  Susan H. Edison

     7.  David A. Edison
         Trustee of David A. Edison
         Revocable Trust

     8.  Bernard A. Edison
         Trustee of David A. Edison
         Revocable Trust

     9.  Julian Edison

     10. Marilyn Sue Edison

     11. Joseph Russell

     12. Michelle Bergerac
         Trustee of Michele A. Bergerac
         Revocable Trust

     13. Mark Jenkins

     14. Andrew N. Baur Trust

     15. Stanley K. Tusman, Joint Trustee
         The Stanley K. Tusman and Gail F.
         Tusman Declaration of Trust Dated
         December 1, 1999

     16. Gail F. Tusman, Joint Trustee
         The Stanley K. Tusman and Gail F.
         Tusman Declaration of Trust Dated
         December 1. 1999

     17. Mark H. Brown

     18. Elizabeth Brown

     19. Joseph R. Vander Pluym

     20. Janice K. Vander Pluym

     21. Mark D. Ianni

     22. Kathy M. Ianni

     23. Lawrence Spanley

     24. Linda K. Spanley

     25. Sanford W. Weiss, Voting Trustee of
         the Class B Shareholder Voting Trust
         Agreement

     26. Sanford W. Weiss, as Trustee U/I
         Sanford W. Weiss

     27. Sanford W. Weiss, as Trustee of
         Richard S. Weiss Marital Trust

     28. Charles H. Weiss, as Trustee U/I/T
         of Charles H. Weiss

     29. Ellen Weiss

     30. Rochelle Weiss

     31. Stephen Weiss

     32. David Weiss

     33. Michael Weiss

     34. Alyson Weiss

     35. Jennifer Weiss

     36. Colby Oliver

                                    EXHIBIT 1

                       STATEMENT OF REVOCATION OF ELECTION



Internal Revenue Service Center
Kansas City, Missouri, [64999]



         RE:      Bakers Footwear Group, Inc., EIN 43-0577980
                  Revocation of S Corporation Election

                  The S corporation election under Internal Revenue Code section 1362(a) of Bakers Footwear Group, Inc., a Missouri corporation, with its principal office located at 2815 Scott Avenue, St. Louis, Missouri, 63103, is hereby revoked as of January 4, 2004, the first day of the fiscal year. At the time of revocation the number of shares (issued and outstanding) of Bakers Footwear Group, Inc.'s stock, including non-voting stock, is [___________]

                  Attached are the consent to the revocation by shareholders owning more than one-half of the issued and outstanding shares of stock in Bakers Footwear Group, Inc., including non-voting stock.



                                        BAKERS FOOTWEAR GROUP, INC.

                                        By:
                                           -------------------------------------
                                        [Name, Title]



       [FILE STATEMENT OF REVOCATION WITH SHAREHOLDERS' CONSENTS WITH THE
                     IRS REQUESTING A COPY STAMPED "FILED"]

                                    EXHIBIT 2

          SHAREHOLDERS' STATEMENT OF CONSENT TO REVOCATION OF ELECTION



                  We, the undersigned, being shareholders of Bakers Footwear Group, Inc. EIN 43-0577980, holding more than one-half of our corporation's issued and outstanding shares (including non-voting stock), do hereby consent to the revocation by our corporation of its S corporation election under Internal Revenue Code section 1362(a). The revocation is to be effective as of January 4, 2004, the first day of our fiscal year.

                  Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct and complete.

----------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER NAME AND       SOCIAL SECURITY        NUMBER OF SHARES       DATE(S) ACQUIRED      TAX YEAR END (MONTH
        ADDRESS                  NUMBER             OWNED, INCLUDING                                   & DAY)
                                                   NON-VOTING SHARES
----------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------

                                               ------------------------------
                                               [Shareholder Signature]

                                               ------------------------------
                                               [Shareholder Signature]

                                               ------------------------------
                                               [Shareholder Signature]

                                               ------------------------------
                                               [Shareholder Signature]

         [FILE SHAREHOLDERS' CONSENTS WITH THE STATEMENT OF REVOCATION]